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                                                                      Exhibit 16














                        Performance Quotation Schedules







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               Schedule or Computation of Performance Quotations
                            NWQ Balanced Portfolio
                              Institutional Class



1.  Average Annual Return (As of October 31, 1996)

P (1 + T)/N/ = ERV

WHERE:         P   = A hypothetical initial payment of $1,000
               T   = average annual total return
               N   = number of years
               ERV = ending redeemable value at end of the period


                                                        Since Inception
                     One Year                              08/02/94
                     --------                              --------

               P   =  $1,000                                $1,000
               T   =  13.681%                               13.206%
               N   =    1.00 years                            2.25 years
               ERV =  $1,137                                $1,322



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               Schedule or Computation of Performance Quotations
                            NWQ Balanced Portfolio
                          Institutional Service Class



1.  Average Annual Return (As of October 31, 1996)

P (1 + T)/N/ = ERV

WHERE:         P   = A hypothetical initial payment of $1,000
               T   = average annual total return
               N   = number of years
               ERV = ending redeemable value at end of the period


                     Since Inception
                        01/22/96
                        --------

               P   =     $1,000
               T   =      8.603%
               N   =       0.77 years
               ERV =     $1,066



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               Schedule or Computation of Performance Quotations
                          NWQ Value Equity Portfolio

                              Institutional Class



1.  Average Annual Return (As of October 31, 1996)

P (1 + T)/N/ = ERV

WHERE:         P   = A hypothetical initial payment of $1,000
               T   = average annual total return
               N   = number of years
               ERV = ending redeemable value at end of the period

                                                     Since Inception
                     One Year                           09/21/94
                     --------                           --------
               P   =  $1,000                             $1,000
               T   =  22.687%                            19.064%
               N   =    1.00 years                         2.11 years
               ERV =  $1,227                             $1,446